                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: July 17, 2000


                            THE CHASE MANHATTAN BANK
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                  (Originator of the Trust referred to herein)


                      CHASE MANHATTAN GRANTOR TRUST 1996-A
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                      (Issuer with respect to Certificates)
           (Exact name of the registrant as specified in its charter)

         New York                        33-99544                 13-4994650
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(State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)


                    270 Park Avenue, New York, New York        10017
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               (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000

Item 5. Other Events:

         Chase Manhattan Grantor Trust 1996-A is the issuer of a single class of Automobile Loan Pass-Through Certificates. The certificates are serviced in accordance with the Pooling and Servicing Agreement, dated as of February 1, 1996, as amended. The parties to the Pooling and Servicing Agreement are: The Chase Manhattan Bank, as seller and as servicer, and Norwest Bank Minnesota, National Association, as trustee.

         On July 17, 2000, Chase, as servicer, distributed monthly interest to the holders of the certificates. Chase furnished a copy of monthly statement to certificateholders for the series as required by the Pooling and Servicing Agreement. A copy of the monthly statement to certificateholders is being filed as Exhibit 20.1 to this Current Report on Form 8-K.




Item 7(c). Exhibits

           Exhibits          Description
           --------          -----------


           20.1 Monthly Statement to Certificateholders with respect to the July 17, 2000 distribution.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: July 26, 1999

                                                     THE CHASE MANHATTAN BANK,
                                                     as Servicer


                                                     By:  /s/ Jeffrey D. Hammer
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                                                     Name:    Jeffrey D. Hammer
                                                     Title:   Vice President

                                    INDEX TO EXHIBITS
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Exhibit No.                         Description
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20.1                                Statement to Certificateholders dated
                                    6/17/2000 delivered pursuant to Section 5.7 of the Pooling and Servicing Agreement dated as of February 1, 1996.